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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 1, 1996

              NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)

     State of Washington                 0-16718              91-1366564
-------------------------------      -------------         --------------------
(State or other jurisdiction of       (Commission           (IRS Employer
 of incorporation)                    File Number)           Identification No.)

                      NORTHLAND COMMUNICATIONS CORPORATION
                          3600 WASHINGTON MUTUAL TOWER
                  1201 THIRD AVENUE, SEATTLE, WASHINGTON 98101
         ---------------------------------------------------------------
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (206) 621-7244

                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

This filing contains        pages.  Exhibits Index appears on page        .
                    --------                                      --------
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     NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP

ITEM 2.       ACQUISITION OF ASSETS

     On January 26, 1996 and February 5, 1996, Northland Cable Properties Seven Limited Partnership (the "Registrant") entered into separate agreements to acquire substantially all operating assets and franchise rights of the cable television systems in or around the communities of Vidalia, Higgston, Lyons, Santa Claus and certain unincorporated areas of Montgomery County and Toombs County, all in the state of Georgia (the "Vidalia system"). The cable television systems represent approximately 6,500 basic subscribers and were owned by Southland Cablevision, Inc. ("Southland") and TCI Cablevision of Georgia, Inc. ("TCI"). The assets were acquired on February 29, 1996 and March 1, 1996 for the purchase prices of $3,710,000 and $6,527,530 for the Southland and TCI systems, respectively. Of the total $3,710,000 purchase price, Southland received $2,640,000 on February 29, 1996 and $770,000 on March 1, 1996. Under the terms of a subordinated, non-interest bearing hold-back note, the balance of $300,000 will be payable to Southland 180 days after the closing date, net of any purchase price adjustments. Of the $6,527,530 purchase price, TCI was paid $6,201,155 on March 1, 1996. The balance due of $326,375 was deposited into an escrow account payable to TCI, due no later than 120 days after the closing date, net of any purchase adjustments. The purchase price is based on Sellers' representations as to monthly revenues and the number of basic subscribers as of the closing date. There is no material relationship between the Registrant and the Sellers or any of their affiliates, directors, officers, or associates.

              FINANCING

     The purchase was financed by borrowings under the Registrant's term loan facility. At the time of this filing, the balance under the credit facility is $26,400,000. The interest rates on the credit facility are as follows:
$7,300,000 fixed at 8.34% under the terms of an interest rate swap agreement with the Registrant's lender expiring January 16, 1998; $8,091,000 fixed at 7.40% under the terms of a self-amortizing interest rate swap agreement expiring September 30, 1996; $10,000,000 fixed at 8.42% under the terms of an interest rate swap agreement expiring March 6, 1998; and $1,000,000 fixed at 8.31% expiring April 9, 1996. The balance of $9,000 bears interest at the prime rate plus 1.75% (currently at 10%). The above rates include a margin paid to the lender based on overall leverage, and may increase or decrease as the Registrant's leverage fluctuates.

              PROFILE OF THE VIDALIA SYSTEM

     The Vidalia systems serve the incorporated communities of Vidalia, Lyons, Higgston, Santa Claus and nearby unincorporated areas of Toombs County and Montgomery County, all in the state of Georgia.

     Vidalia is located approximately 180 miles southeast of Atlanta and 95 miles west of Savannah. It is the home of the Vidalia Sweet Onion. Nearby Lyons is the county seat of Toombs County.


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              EFFECTS OF REGULATION

     On October 5, 1992, Congress enacted the Cable Television Consumer Protection and Competition Act of 1992 (the "1992 Act"). The 1992 Act substantially reregulated the cable television industry and imposed numerous requirements, including provisions subjecting rates for certain services and equipment to regulation by the applicable local franchising authority and by the Federal Communications Commission ("FCC"), exclusive programming arrangements, the carriage of broadcast signals, customer service standards, leased access channels, customer premises equipment compatibility and various other matters. On April 1, 1993, the FCC announced the adoption of rate regulations which became effective September 1, 1993. Under those initial regulations, rates were evaluated against "competitive benchmarks" and were generally subject to rollbacks if they exceeded the benchmark levels. On February 22, 1994, the FCC substantially revised the rate regulation rules to effect further rate reductions effective May 15, 1994, or later in certain circumstances, based on complex formulas and revised benchmarks.

     All of the Registrant's cable systems are potentially subject to rate regulation. The 1992 Act (i) requires the FCC to establish rate standards for basic cable service rates which may be regulated by the applicable local franchising authority, (ii) requires the FCC, upon receipt of a complaint, to review rates for additional tiers of cable service, (iii) regulates rates for mandatorily offered commercial leased access channels and (iv) eliminates the automatic five percent annual increase for basic rates allowed under prior law. Rates for channels offered on a per-channel basis as individual purchase options and pay-per-view events are excluded from rate regulation.

     Basic service rates, including the equipment used to receive basic service, may be regulated by a local franchising authority once it has been "certified" by the FCC. When the certification becomes effective, the local franchise authority may request the cable operator to justify its existing rates charged for basic service and related equipment ("request for justification" or "RFJ"). Rates charged in excess of the maximum allowable rates determined under FCC regulations are subject to refund for the period in which the excess rates were charged or one year, whichever is shorter. Additional tiers of service are subject to regulation only upon an appropriately filed complaint to the FCC by any subscriber, franchising authority or other person ("subscriber complaints"). If no subscriber complaints are filed within 45 days of a change in the FCC regulated rates, such rates are not subject to challenge unless and until the cable operator seeks to modify them. Refund liability, if any, generally would be limited to any incremental increase in rates. In late 1994, the FCC revised its rules to permit cable operators to offer New Product Tiers at rates which they elect so long as, among other conditions, other channels that are subject to rate regulation are priced in conformity with applicable regulations and cable operators do not remove programming services from existing service tiers and offer them on the New Product Tier.

     On May 5, 1995, the FCC announced the adoption of a simplified set of alternative rate regulation rules that will apply to "small" cable systems, defined as a system serving 15,000 or fewer subscribers, that are owned by "small" companies, defined as a company serving 400,000 or fewer subscribers. Under the FCC's definition, the Registrant is a "small" company and each of the Registrant's cable systems are "small" systems. Maximum permitted rates under these revised rules are dependent on several factors including the number of regulated channels offered, net asset basis of plant and equipment used to deliver regulated services, the number of subscribers served and a reasonable rate of return.


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
     As of the date of this filing, the Registrant has received notification that local franchising authorities with jurisdiction over approximately 22% of the Registrant's subscribers have elected to certify, no RFJ's have been received from franchise authorities and three subscriber complaints have been filed in systems representing 8% of the Registrant's total subscribers. Based on management's analysis, the rates charged by these systems are within the maximum rates allowed under FCC rate regulations.

     On February 8, 1996, the Telecommunications Act of 1996 (the 1996 Act) became law. The 1996 Act will eliminate all rate controls on cable programming service tiers of small cable systems, defined by the 1996 Act as systems serving fewer than 50,000 subscribers owned by operators serving fewer than 1% of all subscribers in the United States (approximately 600,000 subscribers). All of the Partnership's cable systems qualify as small cable systems. Many of the changes called for by the 1996 Act will not take effect until the FCC issues new regulations, a process that could take from several months to a few years depending on the complexity of the required changes and the statutory time limits. Because of this, the full impact of the 1996 Act on the Partnership's operations cannot be determined at this time.


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
SUBSCRIBER SUMMARY
(As of March 1, 1996)

                                                        SOUTHLAND                     TCI
                                                        ---------                     ---

Estimated Homes Passed:                                   4,500                      7,500

Basic Subscribers:                                        2,675                      3,823

     % of Homes Passed                                       59%                        51%

Pay Subscribers:
  HBO                                                       531                      1,415
  Cinemax                                                   144                        -
  Disney                                                     80                        630
  Showtime                                                  170                      1,046
  Starz                                                     -                           37
  Encore                                                    -                          744
     Total                                                  925                      3,872

     % of Basic                                              35%                       102%



CURRENT RATES
(excluding franchise fees, including sales tax)

Basic                                                     18.75                      14.50
HBO                                                        7.95                      11.95
Cinemax                                                    6.95                        -
Disney                                                     5.00                      10.95
Showtime                                                   5.00                       8.95
Starz                                                        -                        4.75
Encore                                                       -                        1.75

Installation                                              40.00                      40.00
Reconnect fee                                             20.00                      24.95
Transfer fee                                              20.00                      15.00
Install extra outlet                                      20.00                      19.95


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
CHANNEL LINE-UP - VIDALIA, GEORGIA (TCI)

 CABLE                OFF AIR
CHANNEL               CHANNEL        STATION                                          NETWORK AFFILIATION
-------               -------        -------                                          -------------------

   2                                 The Disney Channel
   3                     3           WSAV                                             NBC (Savannah, GA)
   4                                 FOX
   5                                 Showtime
   6                                 The Discovery Channel
   7                                 WTBS
   8                     9           WVAN                                             IND (Savannah, GA)
   9                                 WUBI
   10                   22           WJCL                                             ABC (Savannah, GA)
   11                   11           WTOC                                             CBS (Savannah, GA)
   12                                CNN
   13                                Family Channel
   14                                Encore
   15                                American Movie Classics
   16                   11           WXIA                                             NBC (Atlanta, GA)
   17                                WMAZ
   18                                Nickelodeon
   19                                C-SPAN
   20                                HBO
   21                                The Nashville Network
   22                                The Movie Channel
   23                                Sports South
   24                                ESPN
   25                                F/X
   26                                Turner Network Television
   27                                Lifetime
   28                                USA
   29                                CNN Headline News
   30                                VH-1
   31                                Black Entertainment Television
   32                                CNBC
   33                                QVC
   34                                Arts & Entertainment
   35                                The Weather Channel
   36                                MTV
   37                                Faith & Values Channel
   49                                Starz
   50                                Pay-per-view



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
CHANNEL LINE-UP - VIDALIA, GEORGIA (SOUTHLAND)

 CABLE                OFF-AIR
CHANNEL               CHANNEL        STATION                                          NETWORK AFFILIATION
-------               -------        -------                                          -------------------

   2                    22           WJCL                                             ABC (Savannah, GA)
   3                     3           WSAV                                             NBC (Savannah, GA)
   4                                 Local Origination
   5                                 Family Channel
   6                                 WTBS
   7                                 Travel Channel
   8                                 C-Span
   9                     9           WVAN (PBS)                                       IND (Savannah, GA)
   10                                Faith & Values
   11                   11           WTOC                                             CBS (Savannah, GA)
   12                                CNN
   13                   28           WTGS                                             FOX (Hardeeville, GA)
   14                                HBO
   15                                USA
   16                                Headline News
   17                   11           WXIA                                             NBC (Atlanta, GA)
   18                                WWOR (New York)
   19                                WGN (Chicago)
   20                                Nickelodeon
   21                                Weather Channel
   22                                Nashville Network
   23                                Country Music Television
   24                                Court TV
   25                                American Movie Classics
   26                                TNT
   27                                Lifetime
   28                                The Discovery Channel
   29                                The Learning Channel
   30                                Arts & Entertainment
   31                                ESPN
   32                                Black Entertainment Television
   33                                CNBC
   34                                WUBI
   35                                CVC
   36                                Home Shopping Network
   37                                WMAZ
   38                                The History Channel
   39                                Sport South
   40                                VH-1
   41                                MTV
   42                                Preview Guide
   43                                HBO
   44                                Cinemax


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
 CHANNEL LINE-UP - VIDALIA, GEORGIA (SOUTHLAND)

 CABLE                OFF-AIR
CHANNEL               CHANNEL        STATION                                          NETWORK AFFILIATION
-------               -------        -------                                          -------------------

   45                                Showtime
   46                                The Movie Channel
   47                                Disney
   48                                Viewers Choice
   49                                Future


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
              FRANCHISE AGREEMENTS

     The Systems operate under the terms of following franchise agreements:

FRANCHISE                                            EXPIRATION DATE                          FRANCHISE FEE

City of Higgston                                    December 6, 2001                               None

City of Santa Claus                                  January 4, 2002                               None

City of Vidalia                                      March 28, 2000                                 5%

County of Toombs                                   September 24, 2001                               5%

City of Lyons                                        March 28, 2000                                 5%


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
                                                                Sequentially
                                                                  Numbered
                                                                    Page
                                                                --------

Item 7.            Financial Statements and Exhibits
                   Financial Statements, Pro Forma

(a)(4) The financial statements required to be filed were not available as of the date of this filing.

(b)(2)(c)     Exhibits

              Asset Purchase Agreement between Northland
              Cable Properties Seven Limited Partnership and
              Southland Cablevision, Inc.

              Asset Purchase Agreement between Northland
              Cable Properties Seven Limited Partnership and
              TCI Cablevision of Georgia, Inc.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

              NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP

                              BY: Northland Communications Corporation,
                                  Managing General Partner

                              Dated:           BY: /s/ GARY S. JONES
                                     ---------         -------------
                                                       Gary S. Jones
                                                       (Vice President)


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

              NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP

                    BY: Northland Communications Corporation,
                        Managing General Partner

              Dated:            BY:
                    ----------     ----------------------------------
                                   Gary S. Jones
                                   (Vice President)


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                                INDEX TO EXHIBITS

Exhibit                                                                                                   Sequentially
Number                     Description                                                                    Numbered Page
-----------------------------------------------------------------------------------------------------------------------
10.30                     Asset Purchase Agreement between Northland
                          Cable Properties Seven Limited Partnership and
                          Southland Cablevision, Inc.

10.31                     Asset Purchase Agreement between Northland
                          Cable Properties Seven Limited Partnership and
                          TCI Cablevision of Georgia, Inc.


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